UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2013

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

On May 10, 2013, Glimcher Realty Trust (the “Registrant”) established a new continuous offering program (the “2013 Program”), pursuant to which the Registrant may offer and sell, from time to time, the Registrant’s common shares of beneficial interest, par value $0.01 per share (the “Securities”) with an aggregate sale price of up to $215,000,000. The offer and sale of the Registrant’s Securities pursuant to the 2013 Program replaces the prior $200,000,000 continuous offering program previously established by the Registrant in May 2011. The Registrant had offered and sold an aggregate of approximately $181,700,000 of Securities through the previous continuous offering program. At this time, the Registrant does not expect the establishment of the 2013 Program to impact previous assumptions for share issuances as set forth as part of the Registrant’s fiscal year 2013 earnings guidance.

In connection with the 2013 Program, on May 10, 2013, the Registrant and Glimcher Properties Limited Partnership (the “Partnership”) entered into an Equity Distribution Agreement (the “Jefferies Equity Distribution Agreement”) with Jefferies LLC (“Jefferies”) and an Equity Distribution Agreement (the “Raymond James Equity Distribution Agreement”) with Raymond James & Associates, Inc. (“Raymond James”), to sell Securities under the 2013 Program, pursuant to which Jefferies and Raymond James will each act as a sales agent.

On May 10, 2013, the Registrant and the Partnership also entered into amendments (collectively, the “Amendments,” and together with the Jefferies Equity Distribution Agreement and the Raymond James Equity Distribution Agreement, the “Agreements”) to the Equity Distribution Agreements previously entered into with each of KeyBanc Capital Markets Inc. (“KeyBanc”) Wells Fargo Securities, LLC (“Wells Fargo”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch,” and together with KeyBanc, Wells Fargo, Jefferies and Raymond James, the “Sales Agents”) as part of the previous continuous offering program.

The purpose of the Amendments was to reflect the terms associated with the 2013 Program and reference Jefferies and Raymond James as additional sales agents under the 2013 Program.

The Sales Agents and their affiliates have provided, and may in the future provide, various investment banking, commercial banking, fiduciary and advisory services to the Registrant from time to time for which they have received, and may in the future receive, customary fees and expenses. In addition, KeyBank National Association, an affiliate of KeyBanc, serves as administrative agent under the Registrant’s corporate credit facilities and KeyBanc serves as joint lead arranger. Merrill Lynch serves as joint lead arranger under the Registrant’s corporate credit facilities and Bank of America, N.A., an affiliate of Merrill Lynch, serves as co-syndication agent and is a lender under the Registrant’s corporate credit facilities. Wells Fargo Bank, N.A., an affiliate of Wells Fargo, serves as co-syndication agent and is a lender under the Registrant’s corporate credit facilities. Raymond James Bank, N.A., an affiliate of Raymond James, serves as a lender under our unsecured credit facility. To the extent any proceeds from the sale of the Securities are used to reduce amounts outstanding under the Registrant’s corporate credit facility, such Sales Agents and their affiliates will receive a portion of such proceeds.

The Securities under the 2013 Program will be issued pursuant to the Registrant’s shelf registration statement on Form S-3 (File No. 333-188534) filed with the Securities and Exchange Commission (the “Commission”) on May 10, 2013. Additionally, on May 10, 2013, the Registrant filed with the Commission a prospectus supplement in connection with the offer and sale of the Securities under the 2013 Program.

Copies of the Agreements are attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5, and are incorporated by reference herein. The foregoing description of the material terms of the Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01.     Other Events.

On May 10, 2013, Squire Sanders (US) LLP delivered its legal opinion with respect to the Securities to be issued pursuant to the Agreements, a copy of which is attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, tenant bankruptcies, bankruptcies of joint venture partners, rejection of leases by tenants in bankruptcy, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the financial stability of tenants within the retail industry, the failure of the Registrant to make additional investments in regional mall properties and redevelopment of properties, failure of the Registrant to complete proposed or anticipated acquisitions, the failure to sell properties as anticipated and to obtain estimated sale prices, the failure to fully recover tenant obligations for common area maintenance, insurance, taxes and other property expenses, the failure to achieve earnings/FFO targets, the failure to sell additional community centers, failure of the Registrant to qualify as a real estate investment trust, termination of existing joint venture arrangements, conflicts of interest with our existing joint venture partners, the failure to achieve estimated sales prices and proceeds from the sale of properties, impairment charges, increases in recorded impairment charges, failure to refinance debt at favorable terms and conditions, significant costs related to environmental issues as well as other risks listed from time to time in the Registrant’s reports filed with the Commission or otherwise publicly disseminated by the Registrant.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

1.1	Equity Distribution Agreement, dated May 10, 2013, among the Registrant and the Partnership, on the one hand, and Jefferies LLC, on the other hand.

1.2	Equity Distribution Agreement, dated May 10, 2013, among the Registrant and the Partnership, on the one hand, and Raymond James & Associates, Inc., on the other hand.

1.3

Amendment No. 3 dated May 10, 2013 to Equity Distribution Agreement, dated May 16, 2011, as further amended December 20, 2011, as further amended July 31, 2012, among the Registrant and the Partnership, on the one hand, and KeyBanc Capital Markets Inc., on the other hand.

1.4

Amendment No. 3 dated May 10, 2013 to Equity Distribution Agreement, dated May 16, 2011, as further amended December 20, 2011, as further amended July 31, 2012, among the Registrant and the Partnership, on the one hand, and Wells Fargo Securities, LLC, on the other hand.

1.5

Amendment No. 1 dated May 10, 2013 to Equity Distribution Agreement, dated July 31, 2012, among the Registrant and the Partnership, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand.

5.1	Opinion of Squire Sanders (US) LLP.

23.1	Consent of Squire Sanders (US) LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: May 10, 2013	By:	/s/ George A. Schmidt
George A. Schmidt
Executive Vice President, General Counsel
and Secretary